UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2021 (January 15, 2021)

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On January 19, 2021, United States Steel Corporation (the “Corporation”) filed a Current Report on Form 8-K (the “Original Report”) to announce the completion of its acquisition, through a wholly owned subsidiary of the Corporation, of the remaining ownership interest in Big River Steel Holdings LLC and BRS Stock Holdco LLC and their subsidiaries (the “Acquisition”).

On February 2, 2021, the Corporation filed Amendment No. 1 to the Original Report to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

This Amendment No. 2 to the Original Report is being filed to provide updated financial statements and pro forma financial information for Big River Steel Holdings LLC and BRS Stock Holdco LLC. This information is included on Items 9.01(a) and 9.01(b), respectively, of this Form 8-K/A.

The pro forma financial information gives effect to certain pro forma events related to the Acquisition and related transactions, and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the Corporation following the Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements are filed as Exhibit 99.1 to this Amendment No. 2:

•	the audited combined balance sheet of Big River Steel Holdings LLC and BRS Stock Holdco LLC as of December 31, 2020 and 2019, the related combined statement of operations and comprehensive loss, combined statement of changes in members’ equity (deficit) and combined statement of cash flows for the years then ended, the accompanying notes thereto, and the related report of PricewaterhouseCoopers LLP, independent auditor for Big River Steel Holdings LLC and BRS Stock Holdco LLC, dated February 19, 2021.

(b)	Pro forma financial information.

The following pro forma financial information giving effect to the Acquisition is filed as Exhibit 99.2 to this Amendment No. 2:

•	the unaudited pro forma condensed combined balance sheet of the Corporation as of December 31, 2020, giving effect to the Acquisition as if it occurred on December 31, 2020; and

•	the unaudited pro forma condensed combined statements of operations of the Corporation for the year ended December 31, 2020, giving effect to the Acquisition as if it occurred on January 1, 2020.

(d)   Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditor for Big River Steel Holdings LLC and BRS Stock Holdco LLC and their subsidiaries.

99.1	Audited combined financial statements as of December 31, 2020 and 2019 and for the years then ended, of Big River Steel Holdings LLC and BRS Stock Holdco LLC.

99.2	Unaudited pro forma condensed combined financial information as of December 31, 2020 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Manpreet S. Grewal
Name: Manpreet S. Grewal
Title: Vice President & Controller

Dated: February 24, 2021